UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2008

INVITROGEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-25317	33-0373077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5791 Van Allen Way, Carlsbad, CA	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (760) 603-7200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 30, 2008, the Company announced that its Board of Directors had approved a two-for-one forward stock split of the Company’s common stock. The stock split will be effected by the issuance of a dividend of one share of the Company’s common stock for every share of its common stock issued and outstanding as of the record date of May 16, 2008. New shares of the Company’s common stock resulting from the stock split will be issued by the Company’s transfer agent, American Stock Transfer & Trust Company, on May 27, 2008 and will begin trading on the Nasdaq Global Select Market on a split-adjusted basis on May 28, 2008. A copy of the Company’s press release announcing the stock split is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

99.1	Invitrogen Corporation press release dated April 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invitrogen Corporation

Date: May 5, 2008	By:	/s/ John A. Cottingham
John A. Cottingham
General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Invitrogen Corporation press release dated April 30, 2008.